UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2020

Invesco Mortgage Capital Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34385	26-2749336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1555 Peachtree Street, NE, Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 892-0896

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	IVR	New York Stock Exchange
7.75% Series A Cumulative Redeemable Preferred Stock	IVRpA	New York Stock Exchange
7.75% Fixed-to-Floating Series B Cumulative Redeemable Preferred Stock	IVRpB	New York Stock Exchange
7.50% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock	IVRpC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously announced, Invesco Mortgage Capital Inc. (the “Company”) and its wholly-owned subsidiaries have received notifications from several financing counterparties of alleged events of default under their financing agreements and that certain of those counterparties had sold the securities pledged to secure the financing obligations. The Company previously disclosed that, as of April 1, 2020, the aggregate market value of pledged securities sold by counterparties where settlement details had been provided was approximately $3.5 billion.

Since April 1, 2020, various financing counterparties have provided settlement details for the sale of additional securities pledged to secure financing obligations. Between April 1, 2020 and April 14, 2020, counterparties have reported to the Company that they have sold pledged securities with an aggregate market value of approximately $1.9 billion. The Company estimates that it has received or has a right to receive approximately $71 million of net cash proceeds with respect to these sales for which counterparties have provided details as of April 14, 2020. (The Company is unable to identify the ultimate purchasers of the securities because the transactions were completed by various financing counterparties through securities dealers.) Additional counterparties may sell in the future securities pledged to secure financing obligations and the Company cannot predict if such sales will result in positive or negative net cash proceeds.

Item 7.01	Regulation FD Disclosure.

The COVID-19 pandemic is negatively impacting our business. Recently, we have experienced declines in the value of our target assets, as well as adverse developments with respect to the cost and terms of financing available to us. In light of the ongoing COVID-19 pandemic, the Company has taken various actions in an effort to prudently manage the Company’s portfolio through unprecedented market volatility. These actions include declining to meet margin calls, the sale of various assets and the reduction of the balances under the Company’s repurchase facilities.

The Company continues to engage in discussions with its financing counterparties with regard to a return to daily margining. The Company has made significant progress with counterparties that represent a significant majority of our remaining assets with respect to a release from any event of default and a return to daily posting of margin under terms acceptable to both the Company and the financing counterparty. The Company will continue discussions with its other remaining counterparties. Nevertheless, the Company cannot predict the timing of any such agreement or the terms thereof.

The Company has elected to provide the following updates through the close of business on April 15, 2020. The below estimates are limited to information that has been received by the Company from its financing counterparties with respect to sales of portfolio assets as of April 15, 2020 and is subject to change.

Liquidity and portfolio update

•	The Company has a total investment portfolio, excluding cash, of approximately $2.9 billion consisting of 81% commercial credit investments, 15% residential credit investments and 4% agency mortgage-backed securities; approximately $309 million of the investment portfolio is unencumbered

•	The Company has reduced its repurchase agreement obligations to approximately $1.4 billion and its secured loans to approximately $1.35 billion

•	The Company has a cash balance of $756 million, $523 million of which is restricted

•	Additionally, the Company has approximately $196 million due from counterparties for cash posted as collateral for repurchase agreements

Book value

•	The Company’s book value per diluted common share* is estimated to be in the range of $2.75 to $3.75

*	Book value per diluted common share is calculated as approximately (i) total equity less the liquidation preference of Series A Preferred Stock ($140.0 million), Series B Preferred Stock ($155.0 million) and Series C Preferred Stock ($287.5 million), divided by (ii) total shares of common stock outstanding of 164,966,357 as of April 15, 2020.

The financial information set forth above reflects the Company’s estimates with respect to such information, based on information currently available to management, and may vary from the Company’s actual financial results as of and for the periods noted above. Further, these estimates are not a comprehensive statement or estimate of the Company’s financial results or financial condition. These estimates should not be viewed as a substitute for financial statements prepared in accordance with U.S. GAAP and they are not necessarily indicative of the results to be achieved in any future period. Accordingly, you should not place undue reliance on these estimates.

These estimates, which are the responsibility of the Company’s management, were prepared by the Company’s management and are based upon a number of assumptions. Additional items that may require adjustments to these estimates may be identified and could result in material changes to these estimates. These estimates of results are inherently uncertain and the Company undertakes no obligation to update this information. PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accounting firm, has not audited, reviewed, compiled or performed any procedures with respect to the preliminary financial information. Accordingly, PwC does not express an opinion or provide any form of assurance with respect thereto.

Item 8.01	Other Events.

Change to Virtual Meeting

On April 17, 2020, the Company announced that its annual meeting of stockholders to be held May 5, 2020 will be held solely in a virtual meeting format starting at 2:00 p.m. Eastern Time. A copy of the press release issued by the Company on April 17, 2020 announcing the change in meeting format is attached hereto as Exhibit 99.1 and is incorporated by reference.

Extension for Filing of Form 10-Q

The ongoing COVID-19 pandemic has caused disruptions in the Company’s day-to-day activities, including requiring the Company’s accounting staff and the staff of the Company’s independent registered public accounting firm to work from home and delays receiving information from various financing counterparties and certain clearing of trades between the Company and third parties. This, in turn, has caused and will continue to cause delays in the Company’s ability to complete the Quarterly Report for the quarter ended March 31, 2020 (the “Quarterly Report”). As a result, the Company will be relying on the Securities and Exchange Commission’s (the “SEC”) Orders under Section 36 of the Securities and Exchange Act of 1934, as amended (Release Nos. 34-88318 and 34-88465), to delay the filing of its Quarterly Report. The Company expects to file the Quarterly Report no later than June 25, 2020, which is 45 days from the original filing deadline of May 11, 2020.

Risk Factor Update

The Company is supplementing the risk factors described under “Item 1A. Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2019 (“Form 10-K”) with the additional risk factor set forth below. This supplemental risk factor should be read in conjunction with the other risk factors described in the Form 10-K.

The novel coronavirus pandemic, measures intended to prevent its spread and government actions to mitigate its economic impact has had and may continue to have a material adverse effect on our business, results of operations and financial condition.

The COVID-19 pandemic is causing significant disruptions to the U.S. and global economies and has contributed to volatility and negative pressure in financial markets. The outbreak has led governments and other authorities around the world to impose measures intended to control its spread, including restrictions on freedom of movement and business operations such as travel bans, border closings, business closures, quarantines and shelter-in-place orders. The impact of the pandemic and measures to prevent its spread have negatively impacted us and could further negatively impact our business. Recently, we have experienced declines in the value of our target assets, as well as adverse developments with respect to the cost and terms of financing available to us, and have received margin calls, default notices and deficiency letters from certain of our financing counterparties. Additionally, we expect over the near and long term that the economic impacts of the pandemic will impact the financial stability of the mortgage loans and mortgage loan borrowers underlying the residential and commercial securities and loans that we own and, as a result, anticipate that the number of borrowers who become delinquent or default on their loans may increase significantly. Elevated levels of delinquency or default would have an adverse impact on our income and the value of our assets. Forced sales of the securities and other assets that secure our repurchase and other financing arrangements in the current environment have been, and will likely continue to be, on terms less favorable to us than might otherwise be available in a regularly functioning market and could result in deficiency judgments and other claims against us. To the extent current conditions persist or worsen, we expect there to be a materially negative effect on our results of operations, and, in turn, cash available for distribution to our stockholders and on the value of our assets.

In response to the pandemic, the U.S. government has taken various actions to support the economy and the continued functioning of the financial markets. The Federal Reserve has announced its commitment to purchase unlimited amounts of U.S. Treasuries, mortgage-backed securities, municipal bonds and other assets. In addition, President Trump signed into law the Coronavirus Aid, Relief, and Economic Security (CARES) Act, which will provide billions of dollars of relief to individuals, businesses, state and local governments, and the health care system suffering the impact of the pandemic, including mortgage loan forbearance and modification programs to qualifying borrowers who have difficulty making their loan payments. There can be no assurance as to how, in the long term, these and other actions by the U.S. government will affect the efficiency, liquidity and stability of the financial and mortgage markets. To the extent the financial or mortgage markets do not respond favorably to any of these actions, or such actions do not function as intended, our business, results of operations and financial condition may continue to be materially adversely affected.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release issued by Invesco Mortgage Capital Inc., dated April 17, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

The information furnished pursuant to Item 7.01 shall not be deemed “filed” for any purpose, including for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Cautionary Notice Regarding Forward-Looking Statements

This current report on Form 8-K may include statements and information that constitute “forward-looking statements” within the meaning of the U.S. securities laws as defined in the Private Securities Litigation Reform Act of 1995, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond the Company’s control. These forward-looking statements include those related to future sales of pledged assets, the results of sales or trades that have not settled or been disclosed to the Company, the potential impact of actions by the U.S. Federal Reserve, the ability of the Company to prudently manage the Company’s portfolio and business plan in response to the rapidly changing market environment, demand trends, the availability of continued financing, the ability to reach an agreement with financing counterparties, as well as any other statements other than statements of historical fact. The words “believe,” “expect,” “anticipate,” “estimate,”

“plan,” “continue,” “intend,” “should,” “may” or similar expressions and future or conditional verbs such as “will,” “may,” “could,” “should,” and “would,” and any other statement that necessarily depends on future events, are intended to identify forward-looking statements.

The forward-looking statements are based on management’s beliefs, assumptions and expectations of the Company’s future performance, taking into account all information currently available. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to the Company. For example, certain identified trends may not continue, the Company’s financing counterparties may take certain actions that could have a significant impact on the Company and may not be within the Company’s control, the Company may not be able to reach an agreement with financing counterparties to continue to provide financing on acceptable terms, and continued market volatility and disruption could impact the value of the Company’s assets. Some of the other factors are described in the Company’s most recent annual report on Form 10-K, which is available on the SEC’s website at www.sec.gov, under the headings “Risk Factors,” “Forward-Looking Statements,” “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible to predict those events or how they may affect the Company. Except as required by law, the Company is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Invesco Mortgage Capital Inc.

Date: April 17, 2020	By:	/s/ R. Lee Phegley, Jr.
	Name:	R. Lee Phegley, Jr.
	Title:	Chief Financial Officer